MODIFICATION AGREEMENT

to

STOCK PURCHASE AGREEMENT

BRIDGE LOAN AGREEMENT

INTELLECTUAL PROPERTY SECURITY AGREEMENT

All dated as of September 15, 1999

Date: November 8, 1999

BETWEEN: Allied Resources, Inc. ("Allied")

Suite 1060, 1090 W. Georgia St.

Vancouver, BC V6E 3V7

AND: Bio-Preserve International Corporation ("Bio-Preserve")

2897 152nd Avenue N.E.

Redmond, Washington 98052

  RECITALS
    Allied and Bio-Preserve (jointly referred to as the "parties") entered into several agreements on September 15, 1999, including a Stock Purchase Agreement with a Promissory Note, a Bridge Loan Agreement and an Intellectual Property Security Agreement (collectively referred to as the "Agreements"). The parties acknowledge that Allied is unable to complete its purchase of Bio-Preserve stock as provided in the Stock Purchase Agreement. It is the intention of the parties that each of the Agreements be modified and amended as needed to incorporate the provisions set forth below.

  In consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the parties agree as follows:

  MODIFICATIONS TO AGREEMENTS
    The Stock Purchase Agreement is terminated and any requirement that the balance of the purchase price be advanced by Allied under the Stock Purchase Agreement is waived. In addition, Allied is released from any obligation to perform under the Promissory Note (attached to the Stock Purchase Agreement as Addendum A), and the Promissory Note is deemed void and of no effect.
    All right, title and interest of Allied in the 35,000,000 shares ("Shares") of common stock purchased under the Stock Purchase Agreement is released, effective immediately. The Escrow Agent identified in the Stock Purchase Agreement is instructed to return the Shares to Bio-Preserve, and after the return of the Shares the Escrow Agent is relieved of all further obligations under the Stock Purchase Agreement.
    Allied is released from any obligation to advance additional funds to Bio-Preserve under the terms of the Bridge Loan Agreement, and with respect to all moneys advanced to the Bio-Preserve to date, the maturity date is extended to December 31, 2000. The conversion privileges and other terms of the Bridge Loan Agreement and rights of Allied shall remain applicable and governed by the Bridge Loan Agreement with respect to all moneys advanced to the Bio-Preserve to date.
    The Intellectual Property Security Agreement shall secure only the repayment of the $130,000 advanced to Bio-Preserve to date and any references in the Security Agreement to obligations of Allied to make further payments under the Stock Purchase Agreement, the Promissory Note, or the Bridge Loan Agreement are deleted, modified and revised to be consistent with paragraphs 2.1, 2.2, and 2.3 of this Modification Agreement.
  GENERAL PROVISIONS
    The parties agree to furnish upon request to each other such further information and to execute and deliver to each other such documents, and to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Modification Agreement and the documents referred to in this Modification Agreement.
    This Modification Agreement supercedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Modification Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Modification Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.
    If any provision of this Modification Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Modification Agreement will remain in full force and effect. Any provision of this Modification Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.
    This Modification Agreement will be governed by the laws of the State of Washington, and may be signed in as many counterparts is as necessary and all signatures so executed shall constitute one agreement, binding on all parties as if each was a signatory on the original.
  SIGNATURES
    IN WITNESS WHEREOF, the parties have executed and delivered this Modification Agreement as of the date first written above.

Buyer:

ALLIED RESOURCES, INC.

/s/ Signed

By: Ruairidh Campbell, President

Seller:

BIO-PRESERVE INTERNATIONAL CORPORATION

/s/ Nicholas G. Loebel

By: Nicholas G. Loebel, President

/s/ Fereydoon Sadri

Fereydoon Sadri Chairman